Supplement to the

Fidelity Asset Manager® 20%
(formerly Fidelity® Asset Manager: Income®)

Fidelity Asset Manager® 50%
(formerly Fidelity® Asset ManagerSM )

Fidelity Asset Manager® 70%
(formerly Fidelity® Asset Manager: Growth®)

Fidelity Asset Manager® 85%
(formerly Fidelity® Asset Manager: Aggressive®)

Funds of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2006

Fidelity Asset Manager® 20%, Fidelity Asset Manager® 50%, and Fidelity Asset Manager® 85% are composed of multiple classes of shares. References to each fund are deemed to include class where applicable. The features and policies related to your shares of each fund will not change.

The following information replaces similar information found in the "Fund Holdings Information" section on page 51.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

FFMB-07-01 June 29, 2007
1.473233.117

Supplement to the

Fidelity Advisor Asset ManagerSM  20%
Fidelity Advisor Asset Manager 50%
Fidelity Advisor Asset Manager 85%

Class A, Class T, Class B, Class C, and Institutional Class

Classes of Fidelity Asset Manager® 20%
Classes of Fidelity Asset Manager 50%
Classes of Fidelity Asset Manager 85%

Funds of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2006

The following information replaces similar information found in the "Fund Holdings Information" section on page 49.

Each fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

AAM/AAMIB-07-01 June 29, 2007
1.848940.100